Exhibit 10.14

TENTH AMENDMENT TO OPTION AGREEMENT

This amendment (“Tenth Amendment”) is being entered into by and between Advanced Inhalation Therapies Limited (“AIT”) and Pulmonox Technologies Corporation (“Pulmonox”), for the purpose of amending the Option Agreement originally entered by AIT and Pulmonox on 31st August 2015 (the “Option Agreement”).

For valid consideration, the sufficiency of which is being acknowledged by AIT and Pulmonox, it is agreed to extend the Option Period (Section 2.2 of the Option Agreement) by twelve (12) months, such that Section 2.2 of the Option Agreement shall be replaced by the following:

2.2          The Option shall be exercisable by a written notice given by the Company to Seller to that effect not later than within eighteen (18) months as of the Effective Date (the “Exercise Notice” and the “Option Period”, respectively).

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be executed by their duly authorized representatives as of the dates hereof.

ADVANCED INHALATION THERAPIES LIMITED	PULMONOX TECHNOLOGIES CORPORATION
_______________________________________ (signature)	_______________________________________ (signature)
Name: ______________________________________	Name: ______________________________________
Title: ______________________________________	Title: ______________________________________
Date: December 31, 2016 ______________________________________	Date: December 31, 2016 ______________________________________